UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue, 32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue, 32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (212) 933-0393

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended (the “Act”) [17 CFR § 270.30e-1], is attached hereto.

Annual Report

KraneShares Global Carbon Strategy ETF

KraneShares European Carbon Allowance Strategy ETF

KraneShares California Carbon Allowance Strategy ETF

KraneShares Electrification Metals Strategy ETF

KraneShares RockefellerSM Ocean Engagement ETF

March 31, 2024

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at https://www.sec.gov.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at https://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Shareholder Letter (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Annual Report for the following exchange-traded fund series of the KraneShares Trust:

●	KraneShares Global Carbon Strategy ETF (KRBN)

●	KraneShares European Carbon Allowance Strategy ETF (KEUA)

●	KraneShares California Carbon Allowance Strategy ETF (KCCA)

●	KraneShares Electrification Metals Strategy ETF (KMET)

●	KraneShares RockefellerSM Ocean Engagement ETF (KSEA)

Together, KRBN, KCCA, KEUA, KMET and KSEA comprise the Trust’s Climate Suite (the “Funds”).

For the 12-month period ended March 31, 2024 (“Period”), unless otherwise indicated, the Funds delivered the following returns:

Fund	NAV Return (%)**		Market Price Return (%)**		Underlying Index Return (%)**		Morningstar Peer Group Median Return (%)**
KraneShares Global Carbon Strategy ETF (KRBN)	-16.16		-16.29		-15.39	(a)	4.07	(1)
KraneShares European Carbon Allowance Strategy ETF (KEUA)	-33.81		-33.59		-33.69	(b)	4.07	(1)
KraneShares California Carbon Allowance Strategy (KCCA)	23.47		24.13		26.06	(c)	4.07	(1)
KraneShares Electrification Metals Strategy ETF (KMET)	-20.34		-19.83		-18.48	(d)	4.07	(1)
KraneShares RockefellerSM Ocean Engagement ETF(KSEA)	7.39	*	8.03	*	N/A	^	0.75	(2)

*	Return since Fund inception on September 11, 2023.
**	Total return, assuming dividend reinvestment.
^	Fund is actively managed and does not track an Underlying Index.
(a)	The S&P Global Carbon Credit Index.
(b)	The S&P Carbon Credit EUA Index.
(c)	The S&P Carbon Credit CCA Index.
(d)	The Bloomberg Electrification Metals Index.
(1)	The Morningstar US ETF Commodities Focused category portfolios primarily consist of futures contracts on commodities such as raw materials including oil and wheat.
(2)	The Morningstar US ETF Active Global Equity category portfolios primarily consist of stocks of companies that operate globally and are actively managed by a portfolio manager.

We believe that climate is firmly on the minds of all investors. The challenging macroeconomic environment and resulting volatility in global equity markets that ensued over the past year appears to have led many investors to seek uncorrelated sources of return, including through climate-related investments. Going forward, we believe that the energy transition is not optional; it is already in

Shareholder Letter (Unaudited) (concluded)

progress, regardless of the differing views on climate action. As such, we believe now is the time for investors to adjust portfolios to align with what we foresee as a massive capital (re)allocation. With respect to climate investing, our investment philosophy incorporates the following principles:

●	Climate will continue to grow and become an essential element of a well-designed investment portfolio.

●	Investors should have low-cost, transparent tools to hedge against climate change related risks.

●	Several market-specific reforms are pending across the European, California and United Kingdom carbon markets, which have the potential to accelerate supply tightening and increase the value of credits in carbon markets.

We are dedicated to helping investors obtain more complete passive and active market exposures and more balanced investment portfolios. Below, we explain in greater detail the investment objective of each of these Funds and their performance during the Period.

Thank you for investing with us.*

Jonathan Krane, CEO

*	Since shares of a Fund did not trade in the secondary market until after the Fund’s inception date shown below in the “Management Discussion of Fund Performance”, for the period from inception date to the first day of secondary market trading in shares of the Fund, the net asset value of the Fund is used as a proxy for the secondary market trading price to calculate market price returns.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon Strategy ETF

The KraneShares Global Carbon Strategy ETF (Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P Global Carbon Credit Index (the Underlying Index). The Underlying Index offers broad coverage of cap-and-trade carbon allowances by tracking the most-traded carbon credit futures contracts. In the opinion of Krane Funds Advisors LLC (the Adviser), the index introduces a new measure for hedging climate risk and going long the price of carbon. Currently, the index covers the major European and North American cap-and-trade programs: European Union Allowances (EUA), California Carbon Allowances (CCA), the Regional Greenhouse Gas Initiative (RGGI), and United Kingdom Allowances (UKA).

During the Period, Fund performance was largely driven by EUAs and the European carbon market. EUAs experienced downward price pressure due to added supply in connection with the Repower EU Initiative, which was designed to lessen, if not end, reliance on Russian fossil fuels. In addition, during the Period, demand for EUAs was down due to muted industrial activity and an uptick in renewable energy production, which led to lower emissions outputs. We are optimistic about the performance of EUAs in the future due to the supply tightening measures introduced this year in Europe and currently under review in the remaining markets, which should provide strong upward price pressure longer term. Beyond policy, we are positive on the long-term outlook for EUAs due to the lack of cost-effective solutions for hard-to-abate sectors well into the later part of the decade.

The California market saw strong returns for the Period, largely driven by policy reform optimism. Like the “Fit for 55” reform approved in Europe, California is currently undergoing a review of its market and considering potential revisions to align the program with its accelerated target of a 48% reduction in emissions from 1990 levels by 2030. There has been some volatility in the price of CCAs during this period before the reform is finalized, and the volatility was particularly pronounced since the start of 2024. We regard such volatility as a normal of market structure changes, such as the pending policy reform, and expect it to abate once the reform is final.

The remaining carbon credit futures markets included in the Underlying Index, the RGGI and the UKAs, each constitute an approximately 5% weighting. These markets saw mixed returns during the Period. RGGI was the strongest performer in the Fund, with prices steadily climbing higher in the last months before the Fund’s March 31, 2024 fiscal year end. By contrast, the UKA market has been adversely affected by the region’s slow economic recovery and stalled industrial demand.

During the same time, the Underlying Index declined by 15.39% and the NAV of the Fund declined by 16.16%. The deviation between the Fund’s performance and that of the Underlying Index can be attributed to the deduction of management fees and nominal tracking error.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon Strategy ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net			Net				Net
	Asset	Market		Asset		Market		Asset		Market
	Value	Price^		Value		Price^		Value		Price^
KraneShares Global Carbon Strategy ETF	-16.16%	-16.29	%‡	12.98	%‡	12.44	%‡	21.53	%‡	21.40	%‡
S&P 500 Index**	N/A	29.88	%‡	N/A		11.49	%‡	N/A		15.70	%‡
S&P Global Carbon Credit Index	N/A	-15.39	%‡	N/A		13.96	%‡	N/A		22.31	%‡

*	The Fund’s inception date was on July 29, 2020.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon Strategy ETF (concluded)

Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares European Carbon Allowance Strategy ETF

The KraneShares European Carbon Allowance Strategy ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P Carbon Credit EUA Index (the Underlying Index). The Underlying Index provides targeted exposure to the European Union Allowances (EUA) cap-and-trade carbon allowance program by tracking the most traded EUA futures contracts. As a part of the KraneShares suite of carbon Exchange Traded Funds (ETFs), the Fund provides a vehicle for participating in the price of carbon in the context of the European Union Allowance (EUA) market.

Europe’s major carbon market began implementing its new (“Fit for 55”) reform measures, which include an increased cap adjustment rate of 4.3%, up from 2.2%. Although there was less policy uncertainty and risk during the period compared to the last reporting period, EUAs were challenged by the added supply from frontloaded allowances to fund REPower EU. Additionally, the weak macro environment and increased renewable energy production contributed to a dampening of demand for credits. We believe the political and regulatory outlook, however, remain structurally supportive of the market.

By the Fund’s fiscal year end on March 31, 2024, the NAV of the Fund decreased by 33.81% while the Underlying Index decreased by 33.69%. The deviation between the Fund’s performance and that of the index can be mainly attributed to the deduction of management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares European Carbon Allowance Strategy ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Annualized Inception to Date
	Net			Net
	Asset	Market		Asset		Market
	Value	Price^		Value		Price^
KraneShares European Carbon Allowance Strategy ETF	-33.81%	-33.59	%‡	-4.11	%‡	-3.94	%‡
S&P 500 Index**	N/A	29.88	%‡	N/A		10.12	%‡
S&P Carbon Credit EUA Index	N/A	-33.69	%‡	N/A		-5.76	%‡

*	The Fund’s inception date was on October 4, 2021.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares European Carbon Allowance Strategy ETF (concluded)

Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares California Carbon Allowance Strategy ETF

The KraneShares California Carbon Allowance Strategy ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P Carbon Credit CCA Index (the Underlying Index). The Underlying Index tracks the most traded CCA futures contracts. As a part of the KraneShares suite of carbon Exchange Traded Funds (ETFs), the Fund provides a vehicle for participating in the price of carbon in the context of the California Carbon Allowance (CCA) market.

During the Period, the Fund benefited from the performance of CCAs. The California carbon market is in the midst of reviewing and updating its cap-and-trade regulations to ensure the program is on track to meet the state’s goal of carbon neutrality by 2045 and 48% emission reductions by 2030 as compared to 1990 under the “2022 Scoping Plan”. The market reform will likely included an accelerated annual cap reduction rate, measures to remove excess supply, and increased reserve levels. The decline in state emissions during the Period, partly due to an uptick in renewable energy production, combined with a softer economy, reduced demand for allowances slightly during the Period. However, the policy reform momentum led to positive performance for the Period nonetheless.

By the Fund’s fiscal year end on March 31, 2024, the NAV of the Fund increased by 23.47% while the Underlying Index increased by 26.06%. The deviation between the Fund’s performance and that of the index can be attributed to the deduction of management fees and nominal tracking error.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares California Carbon Allowance Strategy ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Annualized Inception to Date
	Net			Net
	Asset	Market		Asset		Market
	Value	Price^		Value		Price^
KraneShares California Carbon Allowance Strategy ETF	23.47%	24.13	%‡	7.08	%‡	7.11	%‡
S&P 500 Index**	N/A	29.88	%‡	N/A		10.12	%‡
S&P Carbon Credit CCA Index	N/A	26.06	%‡	N/A		8.30	%‡

*	The Fund’s inception date was on October 4, 2021.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares California Carbon Allowance Strategy ETF (concluded)

Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electrification Metals Strategy ETF

The KraneShares Electrification Metals Strategy ETF (the Fund) tracks the Bloomberg Electrification Metals Index (Underlying Index). The Underlying Index is comprised of futures contracts on aluminum, copper, nickel, zinc, cobalt, and lithium. From Electric Vehicles (EVs) and batteries to renewable energy infrastructure, the metals exposures within the Fund are key to a range of electrification technologies. We believe these metals’ value will increase alongside accelerating global decarbonization efforts.

During the Period, a combination of oversupply and the strong rate-supported dollar drove declines in the prices of these metals. The best-performing metal was copper and the worst-performing metal was lithium.

By the Fund’s fiscal year end on March 31, 2024, the NAV of the Fund decreased by 20.34% while the Underlying Index decreased by 18.48%. The deviation between the Fund’s performance and that of the index can be attributed to the deduction of management fees and the difference between the yield earned by the Fund on its cash collateral and the yield assumed by the index.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electrification Metals Strategy ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	One Year Return			Annualized Inception to Date
	Net			Net
	Asset	Market		Asset		Market
	Value	Price^		Value		Price^
KraneShares Electrification Metals Strategy ETF	-20.34%	-19.83	%‡	-12.42	%‡	-12.38	%‡
S&P 500 Index**	N/A	29.88	%‡	N/A		32.07	%‡
Bloomberg Electrification Metals Index	N/A	-18.48	%‡	N/A		-10.19	%‡

*	The Fund’s inception date was on October 12, 2022.
**	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.80%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electrification Metals Strategy ETF (concluded)

objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares RockefellerSM Ocean Engagement ETF

The KraneShares RockefellerSM Ocean Engagement ETF (the Fund) seeks to provide exposure to the rise of the “blue economy” by allocating to public companies whose business activities materially impact oceans and ocean resources. The blue economy is defined as economic activities that are based in and actively beneficial for the ocean. The Fund’s subadvisor, Rockefeller Asset Management LLC, proactively engages with companies held by the Fund on ocean related matters in pursuit of healthier oceans and outperformance versus its benchmark, the MSCI All Country World Index. Holdings include companies from diverse sectors such as aquaculture, commercial fishing, waste management, renewable energy, and logistics, among others.

The “Blue Economy” is an emerging investment theme due to increased regulations, changes in consumer buying preferences, and technological advancements. In the US alone, the economic value derived from the ocean’s goods and services is estimated to be $282 billion, with three million people working in ocean-related sectors including tourism and recreation, shipping and transport and related goods and services worldwide. To address food, energy security, and environmental concerns, significant investment needs to be deployed toward pollution prevention, carbon transition, and ocean conservation activities.

The Fund’s positions in Waste Management, Advanced Drainage Systems, and Sweetgreen drove its strong returns since its inception this past September. Waste Management and Advanced Drainage benefitted from a rebound in US Industrials stocks during the Period. Meanwhile Sweetgreen, a Consumer Staples stock, benefitted from a significant increase in its operating margins.

The best performing sectors across the blue economy opportunity were Industrials (+18.99%), Information Technology (+14.70%), and Consumer Discretionary (6.51%), while the worst performing sectors were Utilities (-6.14%), Energy (-0.18%), and Health Care (+3.47%). From the Fund’s inception on September 11, 2023 to the Fund’s fiscal year end on March 31, 2024, the NAV of the Fund increased by 7.39%.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares RockefellerSM Ocean Engagement ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2024*

	Cumulative Inception to Date
	Net Asset	Market
	Value	Price^
KraneShares RockefellerSM Ocean Engagement ETF	7.39%	8.03	%‡
MSCI All Country World Index.	N/A	15.74	%‡

*	The Fund’s inception date was on September 11, 2023.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.86%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Consolidated Schedule of Investments March 31, 2024

KraneShares Global Carbon Strategy ETF

	Shares	Value
SHORT-TERM INVESTMENT — 66.1%
State Street Institutional U.S. Government Money Market Fund, Cl Premier, 5.258%(A)	200,787,664	$200,787,664
TOTAL SHORT-TERM INVESTMENT (Cost $200,787,664)		200,787,664

TOTAL INVESTMENTS — 66.1% (Cost $200,787,664)		200,787,664
OTHER ASSETS LESS LIABILITIES – 33.9%		103,025,283
NET ASSETS - 100%		$303,812,947

A list of the open futures contracts held by the Fund at March 31, 2024, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CA Carbon Allowance ^	384	Dec-2025	$16,986,804	$16,270,080	$(716,724)
CA Carbon Allowance ^	2,053	Dec-2024	84,836,004	81,729,930	(3,106,074)
Euro FX ^	2	Jun-2024	274,230	270,537	(3,693)
ICE ECX Emission ^	2,315	Dec-2024	187,331,121	154,511,681	(30,951,763)
ICE ECX Emission ^	203	Dec-2025	17,133,439	14,072,954	(2,891,833)
RGGI VINTAGE ^	1,083	Dec-2024	17,052,252	22,201,500	5,149,248
UK Emission Allowance ^	311	Dec-2024	17,029,451	14,693,346	(2,290,929)
			$340,643,301	$303,750,028	$(34,811,768)

^	Security is held by the KFA Global Carbon Subsidiary, Ltd. as of March 31, 2024.
(A)	The rate shown is the 7-day effective yield as of March 31, 2024.

As of March 31, 2024, all of the Fund’s investments and other financial instruments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2024

KraneShares European Carbon Allowance Strategy ETF

	Shares	Value
SHORT-TERM INVESTMENT — 46.3%
State Street Institutional U.S. Government Money Market Fund, Cl Premier, 5.258%(A)	5,391,311	$5,391,311
TOTAL SHORT-TERM INVESTMENT (Cost $5,391,311)		5,391,311

TOTAL INVESTMENTS — 46.3% (Cost $5,391,311)		5,391,311
OTHER ASSETS LESS LIABILITIES – 53.7%		6,248,294
NET ASSETS - 100%		$11,639,605

A list of the open futures contracts held by the Fund at March 31, 2024, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro FX ^	1	Jun-2024	$137,116	$135,269	$(1,847)
ICE ECX Emission ^	175	Dec-2024	13,820,596	11,680,148	(2,009,085)
			$13,957,712	$11,815,417	$(2,010,932)

^	Security is held by the KraneShares European Carbon Subsidiary, Ltd. as of March 31, 2024.
(A)	The rate shown is the 7-day effective yield as of March 31, 2024.

As of March 31, 2024, all of the Fund’s investments and other financial instruments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2024

KraneShares California Carbon Allowance Strategy ETF

	Shares	Value
SHORT-TERM INVESTMENT — 79.9%
State Street Institutional U.S. Government Money Market Fund, Cl Premier, 5.258%(A)	208,829,239	$208,829,239
TOTAL SHORT-TERM INVESTMENT (Cost $208,829,239)		208,829,239

TOTAL INVESTMENTS — 79.9% (Cost $208,829,239)		208,829,239
OTHER ASSETS LESS LIABILITIES – 20.1%		52,436,173
NET ASSETS - 100%		$261,265,412

A list of the open futures contracts held by the Fund at March 31, 2024, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CA Carbon Allowance ^	6,550	Dec-2024	$271,335,341	$260,755,500	$(10,579,841)

^	Security is held by the KraneShares California Carbon Subsidiary, Ltd. as of March 31, 2024.
(A)	The rate shown is the 7-day effective yield as of March 31, 2024.

As of March 31, 2024, all of the Fund’s investments and other financial instruments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2024

KraneShares Electrification Metals Strategy ETF

	Shares	Value
SHORT-TERM INVESTMENT — 76.5%
State Street Institutional U.S. Government Money Market Fund,Cl Premier, 5.258%(A)	2,005,492	$2,005,492
TOTAL SHORT-TERM INVESTMENT (Cost $2,005,492)		2,005,492

TOTAL INVESTMENTS — 76.5% (Cost $2,005,492)		2,005,492
OTHER ASSETS LESS LIABILITIES – 23.5%		615,890
NET ASSETS - 100%		$2,621,382

A list of the open futures contracts held by the Fund at March 31, 2024 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Aluminum ^	4	May-2024	$221,182	$230,825	$9,643
Cobalt Fastmarket ^	4	May-2024	128,197	127,427	(770)
Copper ^	8	May-2024	745,761	801,400	55,639
Lithium Lioh Come ^	15	May-2024	223,380	232,500	9,120
LME Nickel ^	6	May-2024	577,848	599,837	21,989
LME Primary Aluminum ^	5	May-2024	278,518	290,122	11,604
LME Zinc ^	6	May-2024	348,233	363,104	14,871
			$2,523,119	$2,645,215	$122,096

^	Security is held by the KraneShares Electrification Metals Strategy Subsidiary, Ltd. as of March 31, 2024.
(A)	The rate shown is the 7-day effective yield as of March 31, 2024.

As of March 31, 2024, all of the Fund’s investments and other financial instruments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares RockefellerSM Ocean Engagement ETF

	Shares	Value
COMMON STOCK — 98.4% ‡
BRAZIL — 2.1%
Industrials — 2.1%
Santos Brasil Participacoes	20,900	$55,532
TOTAL BRAZIL		55,532

CANADA — 5.2%
Consumer Staples — 5.2%
Loblaw	837	92,839
Premium Brands Holdings, Cl A	706	46,171
TOTAL CANADA		139,010

CHINA — 2.1%
Consumer Discretionary — 2.1%
Yum China Holdings	1,425	56,701
TOTAL CHINA		56,701

DENMARK — 4.4%
Industrials — 2.3%
AP Moller - Maersk, Cl B	10	13,023
Vestas Wind Systems *	1,804	50,412
		63,435
Materials — 2.1%
Novonesis (Novozymes) B, Cl B	950	55,736
TOTAL DENMARK		119,171

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares RockefellerSM Ocean Engagement ETF (continued)

	Shares	Value
COMMON STOCK (continued)
FAROE ISLANDS — 2.4%
Consumer Staples — 2.4%
Bakkafrost	989	$63,541
TOTAL FAROE ISLANDS		63,541

FINLAND — 3.9%
Energy — 1.7%
Neste	1,664	45,108

Industrials — 2.2%
Konecranes	1,134	58,921
TOTAL FINLAND		104,029

FRANCE — 9.7%
Consumer Discretionary — 1.5%
Sodexo	468	40,172

Industrials — 5.9%
Bureau Veritas	2,178	66,521
Cie de Saint-Gobain	1,188	92,289
		158,810
Information Technology — 2.3%
Capgemini	267	61,507
TOTAL FRANCE		260,489

JAPAN — 3.9%
Consumer Staples — 3.5%
Nissui	8,000	50,750
Shiseido	1,600	43,271
		94,021
Industrials — 0.4%
Nippon Yusen	400	10,765
TOTAL JAPAN		104,786

LUXEMBOURG — 2.4%
Health Care — 2.4%
Eurofins Scientific	991	63,232
TOTAL LUXEMBOURG		63,232

MEXICO — 2.4%
Consumer Staples — 2.4%
Arca Continental	6,000	65,498
TOTAL MEXICO		65,498

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares RockefellerSM Ocean Engagement ETF (continued)

	Shares	Value
COMMON STOCK (continued)
PORTUGAL — 1.7%
Consumer Staples — 1.7%
Jeronimo Martins	2,342	$46,489
TOTAL PORTUGAL		46,489

SWITZERLAND — 2.4%
Materials — 2.4%
DSM-Firmenich	567	64,542
TOTAL SWITZERLAND		64,542

THAILAND — 3.7%
Consumer Staples — 1.9%
Thai Union Group, Cl F	125,000	49,674

Materials — 1.8%
Indorama Ventures	74,000	48,066
TOTAL THAILAND		97,740

UNITED KINGDOM — 10.6%
Consumer Staples — 3.9%
Nomad Foods	3,368	65,878
Reckitt Benckiser Group PLC	700	39,899
		105,777
Energy — 3.3%
Subsea 7	5,478	87,129

Utilities — 3.4%
SSE PLC	4,364	90,961
TOTAL UNITED KINGDOM		283,867

UNITED STATES — 41.5%
Consumer Discretionary — 3.0%
Amazon.com *	298	53,753
Sweetgreen, Cl A *	1,043	26,346
		80,099
Consumer Staples — 2.9%
Albertsons, Cl A	3,652	78,299

Health Care — 1.9%
Agilent Technologies	358	52,093

Industrials — 18.5%
Advanced Drainage Systems	688	118,501
Chart Industries *	353	58,146
Great Lakes Dredge & Dock *	4,300	37,625

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2024

KraneShares RockefellerSM Ocean Engagement ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Tetra Tech	338	$62,432
Veralto	503	44,596
Waste Management	629	134,071
Xylem	307	39,677
		495,048
Information Technology — 6.2%
Teledyne Technologies *	154	66,115
Trimble *	1,535	98,793
		164,908
Materials — 7.3%
Berry Global Group	1,236	74,753
Crown Holdings	818	64,835
Sealed Air	1,515	56,358
		195,946
Utilities — 1.7%
American Water Works	380	46,440

TOTAL UNITED STATES		1,112,833

TOTAL COMMON STOCK (Cost $2,434,815)		2,637,460

TOTAL INVESTMENTS — 98.4% (Cost $2,434,815)		2,637,460
OTHER ASSETS LESS LIABILITIES – 1.6%		43,844
NET ASSETS - 100%		$2,681,304

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

As of March 31, 2024, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/Consolidated Schedules of Investments March 31, 2024

Glossary (abbreviations used in preceding Schedule of Investments/Consolidated Schedules of Investments):

Fund Abbreviations

CA — California

Cl — Class

ECX — European Climate Exchange

FX — Foreign Exchange

ICE — Intercontinental Exchange

LME — London Metal Exchange

PLC — Public Limited Company

RGGI — Regional Green House Initiative

UK — United Kingdom

Consolidated Statements of Assets and Liabilities

March 31, 2024

	KraneShares Global Carbon Strategy ETF(1)	KraneShares European Carbon Allowance Strategy ETF(2)	KraneShares California Carbon Allowance Strategy ETF(3)
Assets:
Investments at Value	$200,787,664	$5,391,311	$208,829,239
Cash Collateral on Futures Contracts	60,762,455	2,510,863	45,932,320
Cash and Cash Equivalents	25,730,002	3,661,103	5,711,712
Foreign Currency at Value	14,367,820	3,637	—
Variation Margin Receivable on Future Contracts	1,927,295	56,824	—
Due from Broker	1,468,481	—	—
Dividend and Interest Receivable	810,666	24,084	966,994
Total Assets	305,854,383	11,647,822	261,440,265

Liabilities:
Variation Margin Payable on Future Contracts	1,833,725	—	—
Payable for Management Fees	204,670	8,087	172,287
Payable for Trustees’ Fees	3,041	130	2,566
Total Liabilities	2,041,436	8,217	174,853
Net Assets	$303,812,947	$11,639,605	$261,265,412

Net Assets Consist of:
Paid-in Capital	$377,283,956	$21,262,671	$243,574,325
Total Distributable Earnings/(Loss)	(73,471,009)	(9,623,066)	17,691,087
Net Assets	$303,812,947	$11,639,605	$261,265,412
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	9,850,000	550,006	9,125,002
Net Asset Value, Offering and Redemption Price Per Share	$30.84	$21.16	$28.63
Cost of Investments	$200,787,664	$5,391,311	$208,829,239
Cost of Foreign Currency	13,507,600	3,626	—

(1)	KraneShares Global Carbon Strategy ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon Subsidiary, Ltd.
(2)	KraneShares European Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares European Carbon Subsidiary, Ltd.
(3)	KraneShares California Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares California Carbon Subsidiary, Ltd.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities/Statement of Assets and Liabilities

March 31, 2024

	KraneShares Electrification Metals Strategy ETF(1)	KraneShares RockefellerSM Ocean Engagement ETF
Assets:
Investments at Value	$2,005,492	$2,637,460
Cash Collateral on Futures Contracts	503,739	—
Cash and Cash Equivalents	101,990	41,133
Foreign Currency at Value	—	29
Dividend and Interest Receivable	8,928	4,844
Variation Margin Receivable on Future Contracts	3,008	—
Receivable for Investment Securities Sold	—	45,498
Reclaim Receivable	—	1,086
Total Assets	2,623,157	2,730,050

Liabilities:
Payable for Management Fees	1,750	1,911
Payable for Trustees’ Fees	25	25
Payable for Investment Securities Purchased	—	46,786
Unrealized Depreciation on Spot Contracts	—	24
Total Liabilities	1,775	48,746
Net Assets	$2,621,382	$2,681,304

Net Assets Consist of:
Paid-in Capital	$5,643,618	$2,500,050
Total Distributable Earnings/(Loss)	(3,022,236)	181,254
Net Assets	$2,621,382	$2,681,304
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	200,002	100,002
Net Asset Value, Offering and Redemption Price Per Share	$13.11	$26.81
Cost of Investments	$2,005,492	$2,434,815
Cost of Foreign Currency	—	18

(1)	KraneShares Electrification Metals Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares Technology Metals Strategy Subsidiary, Ltd.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Operations

For the Year Ended March 31, 2024

	KraneShares Global Carbon Strategy ETF(1)	KraneShares European Carbon Allowance Strategy ETF(2)	KraneShares California Carbon Allowance Strategy ETF(3)
Investment Income:
Interest Income	$17,409,713	$631,767	$11,187,091
Total Investment Income	17,409,713	631,767	11,187,091

Expenses:
Management Fees†	3,811,917	171,335	2,002,710
Trustees’ Fees	42,314	1,805	24,649
Insurance Expense	9,180	345	3,062
Total Expenses	3,863,411	173,485	2,030,421
Net Investment Income	13,546,302	458,282	9,156,670

Net Realized Gain (Loss) on:
Futures Contracts	(30,226,756)	(6,483,747)	73,344,551
Foreign Currency Translations	8,526,434	847,883	—
Net Realized Gain (Loss)	(21,700,322)	(5,635,864)	73,344,551

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	(67,859,266)	(2,859,955)	(30,218,468)
Foreign Currency Translations	(4,962,811)	(670,175)	—
Net Change in Unrealized Appreciation (Depreciation)	(72,822,077)	(3,530,130)	(30,218,468)
Net Realized and Unrealized Gain (Loss)	(94,522,399)	(9,165,994)	43,126,083
Net Increase (Decrease) in Net Assets Resulting from Operations	$(80,976,097)	$(8,707,712)	$52,282,753

†	See Note 4 in Notes to Financial Statements.
(1)	KraneShares Global Carbon Strategy ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon Subsidiary, Ltd.
(2)	KraneShares European Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares European Carbon Subsidiary, Ltd.
(3)	KraneShares California Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares California Carbon Subsidiary, Ltd.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Operations/Statement of Operations

For the Year or Period Ended March 31, 2024

	KraneShares Electrification Metals Strategy ETF(1)	KraneShares RockefellerSM Ocean Engagement ETF(2)
Investment Income:
Dividend Income	$—	$18,257
Interest Income	217,137	3,089
Less: Foreign Taxes Withheld	—	(1,633)
Total Investment Income	217,137	19,713

Expenses:
Management Fees†	40,951	11,694
Trustees’ Fees	364	165
Insurance Expense	303	—
Total Expenses	41,618	11,859
Net Investment Income	175,519	7,854

Net Realized Gain (Loss) on:
Investments	—	(25,404)
Futures Contracts	(3,493,735)	—
Foreign Currency Translations	—	(296)
Net Realized Loss	(3,493,735)	(25,700)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	202,645
Futures Contracts	1,192,101	—
Foreign Currency Translations	—	(20)
Net Change in Unrealized Appreciation (Depreciation)	1,192,101	202,625
Net Realized and Unrealized Gain(Loss)	(2,301,634)	176,925
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,126,115)	$184,779

†	See Note 4 in Notes to Financial Statements.
(1)	KraneShares Electrification Metals Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares Technology Metals Strategy Subsidiary, Ltd.
(2)	The Fund’s inception date was on September 11, 2023.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets

	KraneShares Global Carbon Strategy ETF(1)
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income (Loss)	$13,546,302	$(1,214,400)
Net Realized Gain (Loss)	(21,700,322)	23,854,461
Net Change in Unrealized Appreciation (Depreciation)	(72,822,077)	(21,218,272)
Net Increase (Decrease) in Net Assets Resulting from Operations	(80,976,097)	1,421,789
Distributions:	(37,810,059)	(132,430,808)

Capital Share Transactions:(2)
Issued	11,333,355	44,916,398
Redeemed	(224,012,169)	(641,881,247)
Decrease in Net Assets from Capital Share Transactions	(212,678,814)	(596,964,849)
Total Decrease in Net Assets	(331,464,970)	(727,973,868)

Net Assets:
Beginning of Year	635,277,917	1,363,251,785
End of Year	$303,812,947	$635,277,917

Share Transactions:
Issued	350,000	1,150,000
Redeemed	(6,500,000)	(14,450,000)
Net Decrease in Shares Outstanding from Share Transactions	(6,150,000)	(13,300,000)

(1)	KraneShares Global Carbon Strategy ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon Subsidiary, Ltd.
(2)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets (continued)

	KraneShares European Carbon Allowance Strategy ETF(1)
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income (Loss)	$458,282	$(117,020)
Net Realized Loss	(5,635,864)	(1,216,186)
Net Change in Unrealized Appreciation (Depreciation)	(3,530,130)	4,549,220
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,707,712)	3,216,014
Distributions:	(1,055,315)	—

Capital Share Transactions:(2)
Issued	1,618,793	20,531,219
Redeemed	(11,688,291)	(21,085,266)
Decrease in Net Assets from Capital Share Transactions	(10,069,498)	(554,047)
Total Increase (Decrease) in Net Assets	(19,832,525)	2,661,967

Net Assets:
Beginning of Year	31,472,130	28,810,163
End of Year	$11,639,605	$31,472,130

Share Transactions:
Issued	75,000	600,000
Redeemed	(450,000)	(675,000)
Net Decrease in Shares Outstanding from Share Transactions	(375,000)	(75,000)

(1)	KraneShares European Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares European Carbon Subsidiary, Ltd.
(2)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets (continued)

	KraneShares California Carbon Allowance Strategy ETF(1)
	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$9,156,670	$2,453,910
Net Realized Gain (Loss)	73,344,551	(42,498,467)
Net Change in Unrealized Appreciation (Depreciation)	(30,218,468)	22,137,284
Net Increase (Decrease) in Net Assets Resulting from Operations	52,282,753	(17,907,273)
Distributions:	(8,439,069)	(589,669)

Capital Share Transactions:(2)
Issued	18,489,400	161,770,906
Redeemed	(30,377,360)	(53,113,424)
Increase (Decrease) in Net Assets from Capital Share Transactions	(11,887,960)	108,657,482
Total Increase in Net Assets	31,955,724	90,160,540

Net Assets:
Beginning of Year	229,309,688	139,149,148
End of Year	$261,265,412	$229,309,688

Share Transactions:
Issued	625,000	6,425,000
Redeemed	(1,075,000)	(2,250,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(450,000)	4,175,000

(1)	KraneShares California Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares California Carbon Subsidiary, Ltd.
(2)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets (concluded)

	KraneShares Electrification Metals Strategy ETF(1)
	Year Ended March 31, 2024	Period Ended March 31, 2023(2)
Operations:
Net Investment Income	$175,519	$146,106
Net Realized Gain (Loss)	(3,493,735)	1,551,770
Net Change in Unrealized Appreciation (Depreciation)	1,192,101	(1,070,005)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,126,115)	627,871
Distributions:	(1,496,321)	(27,671)

Capital Share Transactions:(3)
Issued	—	22,618,491
Redeemed	(16,974,873)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(16,974,873)	22,618,491
Total Increase (Decrease) in Net Assets	(20,597,309)	23,218,691

Net Assets:
Beginning of Year/Period	23,218,691	—
End of Year/Period	$2,621,382	$23,218,691

Share Transactions:
Issued	—	900,002
Redeemed	(700,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(700,000)	900,002

(1)	KraneShares Electrification Metals Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares Technology Metals Strategy Subsidiary, Ltd.
(2)	The Fund’s inception date was on October 12, 2022.
(3)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

KraneShares RockefellerSM Ocean Engagement ETF
Period Ended March 31, 2024(1)
Operations:
Net Investment Income	$7,854
Net Realized Loss	(25,700)
Net Change in Unrealized Appreciation (Depreciation)	202,625
Net Increase in Net Assets Resulting from Operations	184,779
Distributions:	(3,525)

Capital Share Transactions:(2)
Issued	2,500,050
Increase in Net Assets from Capital Share Transactions	2,500,050
Total Increase in Net Assets	2,681,304

Net Assets:
Beginning of Period	—
End of Period	$2,681,304

Share Transactions:
Issued	100,002
Net Increase in Shares Outstanding from Share Transactions	100,002

(1)	The Fund’s inception date was on September 11, 2023.
(2)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

This page intentionally left blank.

Financial Highlights/Consolidated Financial Highlights

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Return of Capital ($)
KraneShares Global Carbon Strategy ETF
2024(1)	39.70	1.01	(7.10)	(6.09)	(2.77)	—
2023(1)	46.53	(0.06)	1.59	1.53	(8.36)	—
2022(1)	28.39	(0.38)	18.77	18.39	(0.25)	—
2021(1)(2)	20.00	(0.12)	8.51	8.39	—	—
KraneShares European Carbon Allowance Strategy ETF
2024(3)	34.02	0.61	(11.91)	(11.30)	(1.56)	—
2023(3)	28.81	(0.15)	5.36	5.21	—	—
2022(3)(4)(5)	25.00	(0.13)	3.94	3.81	—	—
KraneShares California Carbon Allowance Strategy ETF
2024(6)	23.95	1.00	4.62	5.62	(0.94)	—
2023(6)	25.77	0.26	(2.02)	(1.76)	(0.06)	—
2022(5)(6)	25.00	(0.11)	0.88	0.77	—	—
KraneShares Electrification Metals Strategy ETF
2024(7)	25.80	0.70	(5.91)	(5.21)	(7.48)	—
2023(7)(8)	25.00	0.18	0.65	0.83	(0.03)	—
KraneShares RockefellerSM Ocean Engagement ETF
2024(9)	25.00	0.08	1.77	1.85	(0.04)	—

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	KraneShares Global Carbon Strategy ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon Subsidiary, Ltd.
(2)	The Fund’s inception date was on July 29, 2020.
(3)	KraneShares European Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares European Carbon Subsidiary, Ltd.
(4)	All per share amounts and net asset values have been adjusted as a result of a 3 to 1 forward stock split on December 10, 2021.
(5)	The Fund’s inception date was on October 4, 2021.
(6)	KraneShares California Carbon Allowance Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares California Carbon Subsidiary, Ltd.
(7)	KraneShares Electrification Metals Strategy ETF includes the account of the Fund’s Subsidiary, KraneShares Technology Metals Strategy Subsidiary, Ltd.
(8)	The Fund’s inception date was on October 12, 2022.
(9)	The Fund’s inception date was on September 11, 2023.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(2.77)	30.84	(16.16)	303,813	0.79	0.79	2.78	—
(8.36)	39.70	4.43	635,278	0.79	0.79	(0.13)	—
(0.25)	46.53	64.71	1,363,252	0.87	0.87	(0.86)	—
—	28.39	41.95	93,701	0.78†	0.78†	(0.72)†	—	††

(1.56)	21.16	(33.81)	11,640	0.79	0.79	2.09	—
—	34.02	18.08	31,472	0.79	0.79	(0.49)	—
—	28.81	15.24	28,810	0.87†	0.87†	(0.87)†	—	††

(0.94)	28.63	23.47	261,265	0.79	0.79	3.57	—
(0.06)	23.95	(6.83)	229,310	0.79	0.79	1.11	—
—	25.77	3.08	139,149	0.91†	0.91†	(0.91)†	—	††

(7.48)	13.11	(20.34)	2,621	0.79	0.79	3.35	—
(0.03)	25.80	3.33	23,219	0.79†	0.79†	1.44†	—	††

(0.04)	26.81	7.39	2,681	0.86†	0.86†	0.57†	16	††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements/Notes to Consolidated Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of March 31, 2024, the Trust had twenty-eight operational series. The financial statements herein and the related notes pertain to the following 5 series: KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, KraneShares Electrification Metals Strategy ETF and KraneShares RockefellerSM Ocean Engagement ETF (each, a “Fund” and collectively, the “Funds”). All Funds are non-diversified Funds, as defined under Section 5(b)(1) of the Investment Company Act. Krane Funds Advisors, LLC (“Krane” or the “Adviser”), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2024, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.1% and 39.4%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

The KFA Global Carbon Subsidiary, Ltd. is a wholly-owned subsidiary of the KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Subsidiary, Ltd. is a wholly-owned subsidiary of the KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Subsidiary, Ltd. is a wholly-owned subsidiary of the KraneShares California Carbon Allowance Strategy ETF, and KraneShares Technology Metals Strategy Subsidiary, Ltd. is a wholly-owned subsidiary of the KraneShares Electrification Metals Strategy ETF (each, a “Subsidiary”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, and KraneShares Electrification Metals Strategy ETF and their respective subsidiary have been consolidated in the Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE” or the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 or 50,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

At March 31, 2024, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

The investment objective of each of the following Funds is to seek to provide a total return or investment results that (before fees and expenses) tracks the performance of its respective index listed below (each, an “Underlying Index”):

Index
KraneShares Global Carbon Strategy ETF	S&P Global Carbon Credit Index
KraneShares European Carbon Allowance Strategy ETF	S&P Carbon Credit EUA Index
KraneShares California Carbon Allowance Strategy ETF	S&P Carbon Credit CAA Index
KraneShares Electrification Metals Strategy ETF	Bloomberg Electrification Metals Index

KraneShares RockefellerSM Ocean Engagement ETF seeks long-term growth of capital. The KraneShares RockefellerSM Ocean Engagement ETF is actively managed and does not track an index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator (as defined below) and determined as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (normally 4:00 p.m., Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e., exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent.

Exchange-traded options, except as discussed below for FLEX options, are valued at the closing price in the market in which they are principally traded. If no closing price is available, exchange-traded options are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. FLEX (short for flexible) options are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX option occurs, the trade price will be used to value such FLEX options in lieu of the model price.

Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. As of and during the year ended March 31, 2024, the Funds did not hold options, swaps or foreign currency forward contracts.

Securities issued by a wholly-owned subsidiary of a Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

On certain days, the settlement price for futures may not be available at the time the Fund calculates its NAV. On such days, the best available price (which is typically the last trade price) may be used to value futures.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Investments for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Adviser’s valuation policies and procedures approved by the Board. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Value Pricing Committee be called.

With respect to trade-halted securities, the Adviser typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane’s Fair Value Pricing Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day (a “Business Day”, as used herein, is any day on which the Exchange is open for business). In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments/ Consolidated Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

As of March 31, 2024, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FUTURES — The KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares Electrification Metals Strategy ETF will each utilize its respective Subsidiary for purposes of investing in commodity futures that are the same as or similar to those included in the Index. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

As of March 31, 2024, the KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares Electrification Metals Strategy ETF had open futures contracts. Refer to each Fund’s Consolidated Schedule of Investments for details regarding open futures contracts as of March 31, 2024.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

For the year ended March 31, 2024, the average monthly notional amount of futures contracts were as follows:

KraneShares Global Carbon Strategy ETF
Average Monthly Notional Value Long	$616,527,919
KraneShares European Carbon Allowance Strategy ETF
Average Monthly Notional Value Long	$31,136,047
KraneShares California Carbon Allowance Strategy ETF
Average Monthly Notional Value Long	$258,119,658
KraneShares Electrification Metals Strategy ETF
Average Monthly Notional Value Long	$3,892,739

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — KraneShares RockefellerSM Ocean Engagement ETF pays out to its shareholders net investment income and net realized capital gains, if any, once a year (usually in December). KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares Electrification Metals Strategy ETF may pay out net investment income, if any, at least semi-annually in June and December, but may pay such income as frequently as quarterly. KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares Electrification Metals Strategy ETF pay out to their shareholders net realized capital gains, if any, once a year (usually in December). Each Fund may make distributions on a more frequent basis. Each Fund reserves the right to declare special distributions, including if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code, or to avoid imposition of income or excise taxes on undistributed income.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the BBH Overdraft Base Rate plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statement of Operations/Consolidated Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 4).

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 25,000 Shares or 50,000 Shares, or multiples thereof). In its discretion, the Trust reserves the right to increase or decrease the number of each Fund’s shares that constitute a Creation Unit.

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The Adviser may adjust the transaction fees from time to time based on actual experience.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. DERIVATIVES TRANSACTIONS

The following tables are exposure by type of risk on derivatives held throughout the year.

	Asset Derivatives			Liability Derivatives
	Consolidated Statements of Assets and Liabilities	Fair Value		Consolidated Statements of Assets and Liabilities	Fair Value
KraneShares Global Carbon Strategy ETF
Commodity contracts	Unrealized appreciation on futures contracts	$5,149,248	*	Unrealized depreciation on futures contracts	$39,957,323	*
Foreign exchange contracts	Unrealized appreciation on futures contracts	—	*	Unrealized depreciation on futures contracts	3,693	*
Total Derivatives not accounted for as hedging instruments		$5,149,248			$39,961,016

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

	Asset Derivatives			Liability Derivatives
	Consolidated Statements of Assets and Liabilities	Fair Value		Consolidated Statements of Assets and Liabilities	Fair Value
KraneShares European Carbon Allowance Strategy ETF
Foreign exchange contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$1,847	*
Commodity contracts	Unrealized appreciation on futures contracts	—	*	Unrealized depreciation on futures contracts	2,009,085	*
Total Derivatives not accounted for as hedging instruments		$—			$2,010,932

KraneShares California Carbon Allowance Strategy ETF
Commodity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$10,579,841	*
Total Derivatives not accounted for as hedging instruments		$—			$10,579,841

KraneShares Electrification Metals Strategy ETF
Commodity contracts	Unrealized appreciation on futures contracts	$122,866	*	Unrealized depreciation on futures contracts	$770	*
Total Derivatives not accounted for as hedging instruments		$122,866			$770

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statements of Operations for the year ended March 31, 2024, was as follows:

Change in realized appreciation or (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures
KraneShares Global Carbon Strategy ETF
Foreign exchange contracts	$(3,021,758)
Commodity contracts	(27,204,998)
Total	$(30,226,756)

KraneShares European Carbon Allowance Strategy ETF
Foreign exchange contracts	$(113,361)
Commodity contracts	(6,370,386)
Total	$(6,483,747)

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Derivatives Not Accounted for as Hedging Instruments	Futures
KraneShares California Carbon Allowance Strategy ETF
Commodity contracts	$73,344,551
Total	$73,344,551

KraneShares Electrification Metals Strategy ETF
Commodity contracts	$(3,493,735)
Total	$(3,493,735)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures
KraneShares Global Carbon Strategy ETF
Foreign exchange contracts	$(39,254)
Commodity contracts	(67,820,012)
Total	$(67,859,266)

KraneShares European Carbon Allowance Strategy ETF
Foreign exchange contracts	$(19,615)
Commodity contracts	(2,840,340)
Total	$(2,859,955)

KraneShares California Carbon Allowance Strategy ETF
Commodity contracts	$(30,218,468)
Total	$(30,218,468)

KraneShares Electrification Metals Strategy ETF
Commodity contracts	$1,192,101
Total	$1,192,101

4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for a Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. The Board supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the Investment Company Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. In addition, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if it is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statement of Operations/Consolidated Statements of Operations as “Security Lending Fees”.

Management
Fee
KraneShares Global Carbon Strategy ETF	0.78%
KraneShares European Carbon Allowance Strategy ETF	0.78%
KraneShares California Carbon Allowance Strategy ETF	0.78%
KraneShares Electrification Metals Strategy ETF	0.78%
KraneShares RockefellerSM Ocean Engagement ETF	0.85%

The Adviser bears all of its own costs associated with providing these advisory services.

SUB-ADVISORY AGREEMENT — Climate Finance Partners LLC (“CFP”) serves as the Sub-Adviser of the KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares European Carbon Allowance Strategy ETF. CFP provides non-discretionary sub-advisory services to the Funds, which includes advice, research and subject matter expertise related to the Funds’ investments and the monitoring of such investments. For the services CFP provides to KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares European Carbon Allowance Strategy ETF, the Adviser pays CFP a fee equal to 32% of the Net Revenue received by Krane from each Fund. Net Revenue is defined for these purposes as gross revenue under Schedule A of the Advisory Agreement minus gross fund-related expenses (including any waiver by Krane of its compensation under the Advisory Agreement and any reimbursements by Krane of the Fund’s expenses).

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Rockefeller & Co. LLC (“Rockefeller”) serves as the investment sub-adviser to the KraneShares RockefellerSM Ocean Engagement ETF. Rockefeller is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board. For the services it will provide, Krane pays Rockefeller a fee equal to thirty five percent (35%) of the difference of: (i) the total gross advisory fee paid to Krane by the Fund under the terms of the Agreement minus (ii) any applicable fee waivers on the first $1 billion of Fund’s average daily net assets (the “Sub-Advisory Fee”). The Sub-Advisory Fee increases to forty percent (40%) of the difference of: (i) the total gross advisory fee paid to Krane by the Fund under the terms of the Agreement minus (ii) any applicable fee waivers on any amounts over $1 billion of the Fund’s average daily net assets.

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2024, no fees were charged under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

5. BASIS FOR CONSOLIDATION FOR THE KRANESHARES GLOBAL CARBON STRATEGY ETF, KRANESHARES CALIFORNIA CARBON ALLOWANCE STRATEGY ETF, KRANESHARES EUROPEAN CARBON ALLOWANCE STRATEGY ETF AND KRANESHARES ELECTRIFICATION METALS STRATEGY ETF

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, KraneShares European Carbon Allowance Strategy ETF and KraneShares Electrification Metals Strategy ETF include the accounts of each Fund’s Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of March 31 for financial statements consolidation purposes.

The Subsidiaries are classified as controlled foreign corporations under the Code. The Subsidiaries’ taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The KraneShares Global Carbon Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, KraneShares European Carbon Allowance Strategy ETF and KraneShares Electrification Metals Strategy ETF investment in each of their respective Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

A summary of the investments in each Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2024	% of Total Net Assets at March 31, 2024
KFA Global Carbon Subsidiary, Ltd.	July 29, 2020	$60,949,276	20.06%
KraneShares European Carbon, Subsidiary Ltd.	October 4, 2021	$2,567,687	22.06%
KraneShares California Carbon, Subsidiary Ltd.	October 4, 2021	$45,932,341	17.58%
KraneShares Technology Metals Strategy Subsidiary, Ltd.	October 12, 2022	$506,748	19.33%

6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
KraneShares RockefellerSM Ocean Engagement ETF	$494,097	$396,193

For the year ended March 31, 2024, there were no purchases or sales of long-term U.S. government securities for the Funds.

For the year ended March 31, 2024, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales	Realized Gain/(Loss)
KraneShares RockefellerSM Ocean Engagement ETF	$2,362,249	$—	$—

7. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations and utilization of earnings and profits on shareholder redemptions.

	Distributable Earnings/(Loss)	Paid-in Capital
KraneShares Global Carbon Strategy ETF	$(783,804)	$783,804
KraneShares California Carbon Allowance Strategy ETF	(2,728,937)	2,728,937

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The tax character of dividends and distributions paid during the years or periods ended March 31, 2024 and March 31, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Totals
KraneShares Global Carbon Strategy ETF
2024	$37,810,059	$—	$37,810,059
2023	132,430,808	—	132,430,808

KraneShares European Carbon Allowance Strategy ETF
2024	$1,055,315	$—	$1,055,315
2023	—	—	—

KraneShares California Carbon Allowance Strategy ETF
2024	$8,439,069	$—	$8,439,069
2023	589,669	—	589,669

KraneShares Electrification Metals Strategy ETF
2024	$1,496,321	$—	$1,496,321
2023	27,671	—	27,671

KraneShares RockefellerSM Ocean Engagement ETF
2024	$3,525	$—	$3,525

As of March 31, 2024, the components of tax basis distributable earnings (accumulated losses) were as follows:

	KraneShares Global Carbon Strategy ETF	KraneShares European Carbon Allowance Strategy ETF	KraneShares California Carbon Allowance Strategy ETF	KraneShares Electrification Metals Strategy ETF
Undistributed Ordinary Income	$7,054,234	$196,149	$42,985,562	$20,011
Capital Loss Carryforwards	(2,573,805)	—	—	—
Unrealized Depreciation on Investments and Foreign Currency	(77,951,434)	(9,819,216)	(25,294,475)	(3,042,245)
Other Temporary Differences	(4)	1	—	(2)
Total Distributable Earnings/(Loss)	$(73,471,009)	$(9,623,066)	$17,691,087	$(3,022,236)

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

KraneShares RockefellerSM Ocean Engagement ETF
Undistributed Ordinary Income	$4,332
Capital Loss Carryforwards	(5,784)
Post October Losses	(19,619)
Unrealized Appreciation on Investments and Foreign Currency	202,325
Total Distributable Earnings	$181,254

Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2024 through March 31, 2024 and November 1, 2023 through March 31, 2024, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Other temporary differences primarily consist of book adjustments not recognized for tax.

The Funds have capital loss carryforwards as follows:

	Short-Term	Long-Term
	Loss	Loss	Total
KraneShares Global Carbon Strategy ETF	$993,016	$1,580,789	$2,573,805
KraneShares RockefellerSM Ocean Engagement ETF	5,784	—	5,784

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the investments in CFC and investments in PFICs. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2024 were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares Global Carbon Strategy ETF	$244,787,550	$—	$(77,951,434)	$(77,951,434)
KraneShares European Carbon Allowance Strategy ETF	13,208,726	—	(9,819,216)	(9,819,216)
KraneShares California Carbon Allowance Strategy ETF	223,543,872	—	(25,294,475)	(25,294,475)
KraneShares Electrification Metals Strategy ETF	5,169,833	—	(3,042,245)	(3,042,245)
KraneShares RockefellerSM Ocean Engagement ETF	2,435,115	322,447	(120,122)	202,325

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

8. CONCENTRATION OF RISKS

As with all exchange-traded funds (“ETFs”), shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”.

CONCENTRATION RISK — Because the assets of certain Funds are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Fund’s prospectus. Each Fund may have significant exposure to other industries or sectors over time.

CURRENCY RISK — The Funds’ assets will be invested in instruments denominated in foreign currencies and the income received by the Fund may be in foreign currencies. The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time the Fund wishes to enter into the transaction, or through forward, futures or options contracts to purchase or sell foreign currencies.

The Fund’s NAV is determined on the basis of the U.S. dollar. The Fund may therefore lose value if the local currency of a foreign investment depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance over time.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

EMERGING MARKETS RISK — A Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

LIQUIDITY RISK — Certain of the Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Funds to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

MARKET RISK — The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

NON-DIVERSIFIED FUND RISK — Because a Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Notes to Financial Statements/Notes to Consolidated Financial Statements (concluded)

NEW FUND RISK — If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that a Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

9. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities and the consolidated statements of assets and liabilities of the funds listed in the Appendix, five of the funds comprising KraneShares Trust (collectively, the Funds), including the schedule of investments and the consolidated schedules of investments, as of March 31, 2024, the related statement of operations and consolidated statements of operations for the year or period listed in the Appendix, the statements of changes in net assets and the consolidated statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights and consolidated financial highlights for each of the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania

May 29, 2024

Report of Independent Registered Public Accounting Firm (concluded)

Appendix

Funds with inception during the year ended March 31, 2021:

KraneShares Global Carbon Strategy ETF

Consolidated statement of operations for the year ended March 31, 2024

Consolidated statements of changes in net assets for each of the years in the two-year period ended March 31, 2024

Consolidated financial highlights for each of the years in the three-year period ended March 31, 2024 and the period from July 29, 2020 (inception) through March 31, 2021

Funds with inception during the year ended March 31, 2022:

KraneShares European Carbon Allowance Strategy ETF

KraneShares California Carbon Allowance Strategy ETF

Consolidated statement of operations for the year ended March 31, 2024

Consolidated statements of changes in net assets for each of the years in the two-year period ended March 31, 2024

Consolidated financial highlights for each of the years in the two-year period ended March 31, 2024 and the period from October 4, 2021 (inception) through March 31, 2022

Funds with inception during the year ended March 31, 2023:

KraneShares Electrification Metals Strategy ETF

Consolidated statements of operations for the year ended March 31, 2024

Consolidated statements of changes in net assets and consolidated financial highlights for the year ended March 31, 2024 and period from October 12, 2022 (inception) through March 31, 2023

Funds with inception during the year ended March 31, 2024:

KraneShares RockefellerSM Ocean Engagement ETF

Statements of operations and changes in net assets and financial highlights for the period from September 11, 2023 (inception) through March 31, 2024

Trustees and Officers of the Trust (Unaudited)

March 31, 2024

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2024.

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee[1]

Jonathan Krane[2] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present.	28	None

Independent Trustees[1]

Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	Managing Director of Ibis Global AM LLC from 2023 to present. From 2019 to 2023, Director of Research and from 2013 to 2019 Director of Long Short Equity, Titan Advisors.	28	None

John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Independent Director of K2 Advisors Offshore Fund Complex from 2022 to present. Chief Compliance Officer of Covey Advisors LLC 2023 to present. Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	28	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2024

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees[1]

Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	28	None

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Officers[1]

Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present.	28	None

Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	28	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2024

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Officers[1]

Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present.	28	None

Eric Olsen (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	28	None

David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021	28	None

Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	28	None

1	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
2	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All ETFs have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2024 to March 31, 2024).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares Global Carbon Strategy ETF
Actual Fund Return	$1,000.00	$881.50	0.79%	$3.72
Hypothetical 5% Return	1,000.00	1,021.05	0.79	3.99

KraneShares European Carbon Allowance Strategy ETF
Actual Fund Return	$1,000.00	$769.40	0.79%	$3.49
Hypothetical 5% Return	1,000.00	1,021.05	0.79	3.99

KraneShares California Carbon Allowance Strategy ETF
Actual Fund Return	$1,000.00	$1,030.00	0.79%	$4.01
Hypothetical 5% Return	1,000.00	1,021.05	0.79	3.99

KraneShares Electrification Metals Strategy ETF
Actual Fund Return	$1,000.00	$919.70	0.79%	$3.79
Hypothetical 5% Return	1,000.00	1,021.05	0.79	3.99

KraneShares RockefellerSM Ocean Engagement ETF
Actual Fund Return	$1,000.00	$1,105.70	0.86%	$4.53
Hypothetical 5% Return	1,000.00	1,020.70	0.86	4.34

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period) unless otherwise indicated.

Notice to Shareholders (Unaudited)

For shareholders that do not have a March 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2024, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KraneShares Global Carbon Strategy ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	10.37%	17.06%	0.00%	0.00%
KraneShares European Carbon Allowance Strategy ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	11.00%	15.49%	0.00%	0.00%
KraneShares California Carbon Allowance Strategy ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	38.91%	16.61%	0.00%	0.00%
KraneShares Electrification Metals Strategy ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	3.31%	18.58%	0.00%	0.00%
KraneShares RockefellerSM Ocean Engagement ETF
0.00%	0.00%	100.00%	100.00%	67.01%	100.00%	0.00%	14.46%	0.00%	0.00%

(1)	Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(5)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(6)	The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements/Consolidated Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the closing price on the stock exchange on which the Shares of the Funds are listed for trading. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at https://kraneshares.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, NY 10017

Sub-Adviser:

Climate Finance Partners LLC

251 Little Falls Drive

Wilmington, DE 19808

Sub-Adviser:

Rockefeller & Co. LLC

45 Rockefeller Plaza 5th Floor

New York, NY 10111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Independent Registered Public Accounting Firm:

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue, 32nd Floor

New York, NY 10017

KRS-AR-004-0200

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, and any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2024			2023
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$587,250	$0	N/A	$751,300	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$178,000	$0	N/A	$130,900	$0	N/A
(d)	All Other Fees	$9,000	$0	N/A	$6,531	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2024	2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant’s Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

(b) Not applicable to the Registrant.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Reserved.

Item 8. Reserved.

Item 9. Reserved.

Item 10. Reserved.

Item 11. Reserved.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	KraneShares Trust

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 6, 2024

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 6, 2024